Statements of Changes in Net Assets Available for Benefits - EBP 004 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 1,857,838,985	$ 1,364,104,360
Interest and dividend income	46,433,032	50,630,086
Total Investment income	1,904,272,017	1,414,734,446
Interest income on notes receivable from participants	11,189,001	9,916,911
Contributions:
Participants	579,949,449	576,925,036
Participants rollovers	91,799,207	52,193,481
Employer	246,273,916	254,567,828
Total Contributions	918,022,572	883,686,345
Total additions	2,833,483,590	2,308,337,702
Deductions
Distributions to participants	1,289,696,058	1,126,711,609
Administrative expenses	4,593,678	9,820,237
Total deductions	1,294,289,736	1,136,531,846
Net increase	1,539,193,854	1,171,805,856
Net assets available for benefits at beginning of year	11,441,180,032	10,269,374,176
Net assets available for benefits at end of year	$ 12,980,373,886	$ 11,441,180,032